                                United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  Form N-CSR
  Certified Shareholder Report of Registered Management Investment Companies

                                   811-3385
                     (Investment Company Act File Number)

                            Federated Stock Trust

              (Exact Name of Registrant as Specified in Charter)

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000

                                (412) 288-1900
                       (Registrant's Telephone Number)

                          John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                      Date of Fiscal Year End: 10/31/03

             Date of Reporting Period: Fiscal year ended 10/31/03

Item 1.     Reports to Stockholders

[Logo of Federated Investors]

Federated Stock Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2003

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND FUND OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$26.71	$30.77	$36.82	$37.83	$38.07
Income From Investment Operations:
Net investment income	0.42	0.30	0.28	0.38	0.37
Net realized and unrealized gain (loss) on investments	5.03	(4.08)	(3.29)	1.53	3.64

TOTAL FROM INVESTMENT OPERATIONS	5.45	(3.78)	(3.01)	1.91	4.01

Less Distributions:
Distributions from net investment income	(0.42)	(0.28)	(0.32)	(0.37)	(0.36)
Distributions from net realized gain on investments	--	--	(2.72)	(2.55)	(3.89)

TOTAL DISTRIBUTIONS	(0.42)	(0.28)	(3.04)	(2.92)	(4.25)

Net Asset Value, End of Period	$31.74	$26.71	$30.77	$36.82	$37.83

Total Return[1]	20.59%	(12.39)%	(8.57)%	5.49%	11.03%

Ratios to Average Net Assets:

Expenses	0.99%[2]	0.99%[2]	0.99%	0.94%	0.95%

Net investment income	1.48%	0.95%	0.84%	1.06%	0.98%

Expense waiver/reimbursement[3]	0.12%	0.08%	0.06%	0.10%	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,345,215	$1,208,926	$1,438,936	$1,456,221	$1,659,250

Portfolio turnover	37%	15%	18%	26%	25%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 0.97% and 0.98% after taking into account these expense reductions for the year ended October 31, 2003 and the year ended October 31, 2002, respectively.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

MARKET OVERVIEW

The past twelve months marked a dramatic reversal of fortune for most major equity market benchmarks as the three-year global bear market in common stocks went into hibernation. The market's advance was broad-based as all ten of the economic sectors within the Standard & Poor's 500 Index1 (S&P 500) produced positive returns during the fund's reporting period. The best performing sectors were Information Technology (+41%), Materials (+31%), and Utilities (+26%). Investors rushed to add cyclical exposure to their portfolios, driving the performance of the Information Technology and Materials sectors. Utility stocks also fared well aided by low interest rates and favorable legislation regarding taxes on corporate dividends. The worst performing sectors were Telecommunication Services (+3%), Consumer Staples (+6%), and Healthcare (+6%). Fundamentals continued to be poor within Telecommunication Services due to the weak economy and lack of legislative relief regarding access charges paid by long-distance companies. The defensive Healthcare and Consumer Staples sectors underperformed as higher beta names with cyclical exposure were in greater demand by investors. Business fundamentals for corporate America have strengthened as revenue and earnings growth for the S&P 500 have exceeded analysts' expectations over the past year. Small and mid-cap value-oriented investment strategies once again performed the best over the past year as investors sought companies with low market expectations with leverage to an improving economy.

FUND PERFORMANCE

Federated Stock Trust returned 20.59%2 during the fiscal year and underperformed its benchmark, the Standard & Poor's 500/Barra Value Index (S&P 500 BV),3 which returned 24.82% for the same period. The fund slightly underperformed the S&P 500, which returned 20.80% but outperformed the median Lipper Large Cap Value fund.4

Positive influences on performance relative to the S&P 500 BV for the fiscal year included favorable security selection in Consumer Discretionary (Sears, Roebuck up 93%, Federated Department Stores up 56%, News Corp. Ltd. Pfd. ADR up 50%), Energy (Marathon Oil up 47%, ConocoPhillips up 22%, ChevronTexaco up 15%) and Industrials (Cendant up 78%). Other positive influences on relative performance included an underweight position and favorable security selection in Telecommunication Services (Sprint Corp. FON Group up 34%).

Negative influences on relative performance included an underweight position and unfavorable security selection in Financials. An underweight position in Citigroup also detracted from relative performance. Unfavorable security selection in Information Technology (First Data Corp. up 2%, International Business Machines up 14%, Computer Sciences up 23%) also negatively impacted relative performance as the S&P 500 BV Information Technology sector returned 72% during the past fiscal year.

POSITIONING & STRATEGY

We maintained overweight positions relative to the S&P 500 BV in Materials, Industrials, and Information Technology. We maintained overweight positions in Healthcare and Consumer Staples, but have reduced exposure to both sectors during the past three months. We continue to underweight Utilities and Telecommunication Services given concerns regarding higher interest rates for Utilities and poor fundamentals for Telecommunication Services. Within Financials, we have emphasized consumer finance companies and capital markets exposure within banks, brokers, and life insurers. Sectoral themes emerging from our valuation disciplines continue to be Healthcare and Consumer Discretionary sectors. Our bias within Healthcare is away from pharmaceuticals and towards device manufacturers and service companies. The Consumer Discretionary sector is highly correlated to changes in interest rates, with higher rates pressuring the stocks within this sector. As this group has been a stellar performer during 2003, our bi as is to look for undervalued laggard names with later cycle exposure. Our strategy of utilizing our valuation disciplines and fundamental research to identify companies for addition to the portfolio and elimination of names that are overvalued or have deteriorating fundamentals remains unchanged.

1 S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 S&P 500 BV Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

GROWTH OF $25,000 INVESTED IN FEDERATED STOCK TRUST

The graph below illustrates the hypothetical investment of $25,0001 in Federated Stock Trust (the "Fund") from October 31, 1993 to October 31, 2003 compared to the Standard and Poor's 500 Barra Value Index (S&P 500 BV),2,3 the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large Cap Value Funds Average (LLCVFA).4

Average Annual Total Return for the Year Ended 10/31/2003
1 Year	20.59%
5 Years	2.50%
10 Years	10.49%
Start of Performance (3/31/1982)	13.67%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 BV, S&P 500 and the LMCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 BV and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The Fund's investment adviser has changed its reference benchmark to the S&P 500 BV from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 The LLCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category. These total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

October 31, 2003

Shares			Value
		COMMON STOCKS--98.1%
		Consumer Discretionary--12.9%
424,600		Federated Department Stores, Inc.	$20,189,730
882,131		Ford Motor Co.	10,700,249
549,600		Gap (The), Inc.	10,486,368
313,129		General Motors Corp.	13,361,214
223,200		Johnson Controls, Inc.	24,000,696
627,110		Koninklijke (Royal) Philips Electronics NV, ADR	16,831,632
789,800		News Corp. Ltd., Pfd. ADR	23,299,100
380,600		Sears, Roebuck & Co.	20,030,978
830,800	[1]	Time Warner, Inc.	12,702,932
214,300		Viacom, Inc., Class A	8,537,712
319,300		Viacom, Inc., Class B	12,730,491

		TOTAL	172,871,102

		Consumer Staples--3.2%
613,100		Altria Group, Inc.	28,509,150
110,000		General Mills, Inc.	4,933,500
266,600		UST, Inc.	9,069,732

		TOTAL	42,512,382

		Energy--10.7%
143,500		Anadarko Petroleum Corp.	6,259,470
479,300		BP PLC, ADR	20,312,734
377,989		ChevronTexaco Corp.	28,084,583
374,260		ConocoPhillips	21,388,959
461,500		ENSCO International, Inc.	12,160,525
671,500		Exxon Mobil Corp.	24,563,470
428,500		Halliburton Co.	10,232,580
125,100		Kerr-McGee Corp.	5,191,650
517,100		Marathon Oil Corp.	15,290,647

		TOTAL	143,484,618

		Financials--32.7%
267,500		AON Corp.	5,858,250
532,900		Allstate Corp.	21,049,550
377,100		American International Group, Inc.	22,938,993
432,400		Bank of America Corp.	32,745,652
225,206		Bear Stearns Cos., Inc.	17,171,958
189,300		Capital One Financial Corp.	11,509,440
1,087,700		Citigroup, Inc.	51,556,980
108,800		Fannie Mae	7,799,872
190,800		Goldman Sachs Group, Inc.	17,916,120
214,700		Hartford Financial Services Group, Inc.	11,787,030
1,261,700		J.P. Morgan Chase & Co.	45,295,030
292,200		Lincoln National Corp.	11,667,546
75,600		MBIA Corp.	4,506,516
673,000		MBNA Corp.	16,656,750
428,700		MetLife, Inc.	13,461,180
568,800		Morgan Stanley	31,210,056
250,900		PNC Financial Services Group	13,440,713
399,900		Principal Financial Group	12,536,865
553,000		U.S. Bancorp	15,052,660
665,200		Wachovia Corp.	30,512,724
470,145		Washington Mutual, Inc.	20,568,844
446,600		Wells Fargo & Co.	25,152,512

		TOTAL	440,395,241

		Healthcare--3.0%
103,600	[1]	Boston Scientific Corp.	7,015,792
469,500		Bristol-Myers Squibb Co.	11,911,215
174,500		McKesson, Inc.	5,282,115
319,200		Pfizer, Inc.	10,086,720
128,000		UnitedHealth Group, Inc.	6,512,640

		TOTAL	40,808,482

		Industrials--11.6%
299,900		Block (H&R), Inc.	14,122,291
1,712,752	[1]	Cendant Corp.	34,991,523
138,400		General Dynamics Corp.	11,584,080
87,500		Ingersoll-Rand Co., Class A	5,285,000
516,800		Masco Corp.	14,212,000
69,000		Northrop Grumman Corp.	6,168,600
171,100		Textron, Inc.	8,501,959
1,383,571		Tyco International Ltd.	28,888,962
289,200		Union Pacific Corp.	18,103,920
571,100		Waste Management, Inc.	14,802,912

		TOTAL	156,661,247

		Information Technology--10.4%
371,400	[1]	BMC Software, Inc.	$6,454,932
223,100	[1]	Computer Sciences Corp.	8,839,222
506,600		Electronic Data Systems Corp.	10,866,570
392,400		First Data Corp.	14,008,680
1,447,249		Hewlett-Packard Co.	32,288,125
267,300		International Business Machines Corp.	23,918,004
173,200	[1]	Lexmark International Group, Class A	12,749,252
688,500		Motorola, Inc.	9,315,405
694,760	[1]	Storage Technology Corp.	16,743,716
176,400	[1]	SunGard Data Systems, Inc.	4,948,020

		TOTAL	140,131,926

		Materials--6.0%
374,500		Air Products & Chemicals, Inc.	17,006,045
441,400		Alcoa, Inc.	13,934,998
358,700		Du Pont (E.I.) de Nemours & Co.	14,491,480
380,900		International Paper Co.	14,988,415
342,800		PPG Industries, Inc.	19,762,420

		TOTAL	80,183,358

		Telecommunication Services--4.2%
540,500		BellSouth Corp.	14,220,555
458,300		SBC Communications, Inc.	10,990,034
780,300		Sprint Corp. (FON Group)	12,484,800
566,456		Verizon Communications	19,032,922

		TOTAL	56,728,311

		Utilities--3.4%
217,100		Entergy Corp.	11,701,690
192,300		FPL Group, Inc.	12,257,202
260,700		FirstEnergy Corp.	8,965,473
305,300		Public Service Enterprises Group, Inc.	12,477,611

		TOTAL	45,401,976

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,091,370,494)	1,319,178,643

		Mutual Fund--0.7%
9,707,811	[2]	Federated Prime Value Obligations Fund, Series IS (at net asset value)	$9,707,811

		TOTAL INVESTMENTS--98.8% (IDENTIFIED COST $1,101,078,305)[3]	1,328,886,454

		OTHER ASSETS AND LIABILITIES-NET--1.2%	16,328,442

		TOTAL NET ASSETS--100%	$1,345,214,896

1 Non-income producing security.

2 Affiliated company.

3 The cost of investments for federal tax purposes amounts to $1,101,148,566.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2003

Assets:
Total investments in securities, at value including $9,707,811 of investments in affiliated issuers (identified cost $1,101,078,305)		$1,328,886,454
Income receivable		2,060,480
Receivable for investments sold		24,960,454
Receivable for shares sold		1,316,413

TOTAL ASSETS		1,357,223,801

Liabilities:
Payable for investments purchased	$10,472,421
Payable for shares redeemed	1,300,180
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	24,692
Payable for Directors'/Trustees' fees	3,321
Payable for portfolio accounting fees (Note 5)	12,002
Payable for shareholder services fee (Note 5)	163,498
Accrued expenses	32,791

TOTAL LIABILITIES		12,008,905

Net assets for 42,381,349 shares outstanding		$1,345,214,896

Net Assets Consist of:
Paid in capital		$1,209,638,098
Net unrealized appreciation of investments		227,808,149
Accumulated net realized loss on investments		(93,807,720)
Undistributed net investment income		1,576,369

TOTAL NET ASSETS		$1,345,214,896

Net Asset Value, Offering Price and Redemption Proceeds Per Share
$1,345,214,896 ÷ 42,381,349 shares outstanding		$31.74

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2003

Investment Income:
Dividends (including $217,111 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $88,349)			$30,142,228
Interest (including income on securities loaned of $19,778)			38,063

TOTAL INCOME			30,180,291

Expenses:
Investment adviser fee (Note 5)		$8,516,647
Administrative personnel and services fee (Note 5)		926,420
Custodian fees		53,312
Transfer and dividend disbursing agent fees and expenses (Note 5)		809,043
Directors'/Trustees' fees		23,265
Auditing fees		15,148
Legal fees		3,606
Portfolio accounting fees (Note 5)		144,668
Shareholder services fee (Note 5)		3,079,853
Share registration costs		60,616
Printing and postage		62,056
Insurance premiums		804
Miscellaneous		10,696

TOTAL EXPENSES		13,706,134

Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver of transfer and dividend disbursing agent fees and expenses	$(26,461)
Waiver of shareholder services fee	(1,481,130)
Reimbursement of investment adviser fee	(3,751)
Fees paid indirectly from directed brokerage arrangements	(205,697)

TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(1,717,039)

Net expenses			11,989,095

Net investment income			18,191,196

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(16,490,839)
Net change in unrealized depreciation of investments			229,461,635

Net changed and unrealized gain on investments			212,970,796

Change in net assets resulting from operations			$231,161,992

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,191,196	$14,485,810
Net realized loss on investments	(16,490,839)	(75,458,210)
Net change in unrealized appreciation/depreciation of investments	229,461,635	(139,142,762)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	231,161,992	(200,115,162)

Distributions to Shareholders:
Distributions from net investment income	(18,041,607)	(13,578,454)

Share Transactions:
Proceeds from sale of shares	407,616,527	523,492,543
Proceeds from shares issued in connection with the tax-free transfer of assets from Second National Bank Common Trust Fiduciary Equity Fund	6,738,961	--
Proceeds from shares issued in connection with the taxable transfer of assets from Second National Bank Common Trust Pension Equity Fund	1,477,018	--
Net asset value of shares issued to shareholders in payment of distributions declared	13,659,079	10,479,177
Cost of shares redeemed	(506,322,908)	(550,288,371)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(76,831,323)	(16,316,651)

Change in net assets	136,289,062	(230,010,267)

Net Assets:
Beginning of period	1,208,925,834	1,438,936,101

End of period (including undistributed net investment income of $1,576,369 and $1,426,780, respectively)	$1,345,214,896	$1,208,925,834

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2003

1. ORGANIZATION

Federated Stock Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide growth of income and capital.

On November 15, 2002, the Fund received a tax-free transfer of assets from Second National Bank Common Trust Fiduciary Equity Fund and a taxable transfer of assets from Second National Bank Common Trust Pension Equity Fund, as follows:

	Shares of the Fund Issued	Second National Bank Common Trust Net Assets Received	Unrealized Appreciation[1]	Net Assets of Fund Prior to Combination	Net Assets of Second National Bank Common Trust Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Second National Bank Common Trust Fiduciary Equity Fund	249,499	$6,738,961	$1,247,323	--	$6,738,961	--

Second National Bank Common Trust Pension Equity Fund	54,684	1,477,018	--	--	1,477,018	--

Total	304,183	$8,215,979	$1,247,323	$1,219,614,855	$8,215,979	$1,227,830,834

1 Unrealized appreciation is included in the Second National Bank Common Trust Fiduciary Equity Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their market value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2003, the Fund had no securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock were as follows:

Year Ended October 31	2003	2002
Shares sold	14,539,936	16,551,820
Shares issued in connection with the tax-free transfer of assets from Second National Bank Common Trust Fiduciary Equity Fund	249,499	--
Shares issued in connection with the taxable transfer of assets from Second National Bank Common Trust Pension Equity Fund	54,684	--
Shares issued to shareholders in payment of distributions declared	479,849	343,955
Shares redeemed	(18,198,810)	(18,408,232)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,874,842)	(1,512,457)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2003 and 2002, was as follows:

	2003	2002
Ordinary income	$18,041,607	$13,578,454

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,576,369
Net unrealized appreciation	$227,737,888
Capital loss carryforward	$93,737,459

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At October 31, 2003, the cost of investments for federal tax purposes was $1,101,148,566. The net unrealized appreciation of investments for federal tax purposes was $227,737,888. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $320,477,284 and net unrealized depreciation from investments for those securities having an excess of cost over value of $92,739,396.

At October 31, 2003, the Fund had a capital loss carryforward of $93,737,459 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 1,802,407
2010	$75,431,203
2011	$16,503,849

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.750% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.600% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.400% of average daily net assets in excess of $2 billion. The Adviser will waive its adviser fee or reimburse the Fund for certain operating expenses in an amount, if any, by which the Fund's aggregate annual operating expenses, including its investment adviser fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned by the Fund are recorded as income in the accompanying financial statements and totaled $217,111 for the period.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Trustees approved a new Agreement. Effective November 1, 2003, Federated Administrative Services ("FAS") will provide the Fund with administrative personnel and services. The fee paid to FAS will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ and FAS may voluntarily choose to waive any portion of their fee. FServ and FAS can modify or terminate this voluntary waiver at any time at their sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $205,697 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended October 31, 2003 were as follows:

Purchases	$441,041,977
Sales	$529,226,872

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and the Funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federat ed does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2003, the Fund did not designate any long-term capital gain dividends.

For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003 (the "Tax Relief Act"). The Fund will designate the amount allowable under the Tax Relief Act as subject to such maximum tax rate. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FEDERATED STOCK TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock Trust (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 2003

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Fa mily of Funds--seven portfolios and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: December 1981	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the
Federated Fund Complex; Director or Trustee of some of the Funds in the
Federated Fund Complex; President, Chief Executive Officer and Director,
Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex;
Professor of Medicine, University of Pittsburgh; Medical Director, University
of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and
Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia
Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of
Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated
Fund Complex.

Other Directorships Held: Director, Member of Executive Committee,
Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund
Complex; Chairman of the Board, Investment Properties Corporation;
Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation;
Senior Vice President, John R. Wood and Associates, Inc., Realtors;
President, Naples Property Management, Inc. and Northgate Village
Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated
Fund Complex.

Other Directorships Held: Director and Member of the Audit
Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated
Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive
Officer, Cunningham & Co., Inc. (strategic business consulting);
Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC
Corporation (computer storage systems); Chairman of the Board and
Chief Executive Officer, Computer Consoles, Inc.; President and Chief
Operating Officer, Wang Laboratories; Director, First National Bank
of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated
Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts
General Court; President, State Street Bank and Trust Company and State
Street Corporation (retired); Director, VISA USA and VISA International;
Chairman and Director, Massachusetts Bankers Association; Director,
Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated
Fund Complex; Management Consultant; Executive Vice President,
DVC Group, Inc. (marketing communications and technology)
(prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank;
Partner, Arthur Young & Company (now Ernst & Young LLP); Chief
Financial Officer of Retail Banking Sector, Chase Manhattan Bank;
Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank);
Vice President, Citibank; Assistant Professor of Banking and Finance,
Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund
Complex; Chancellor and Law Professor, Duquesne University;
Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and
Professor of Law, University of Pittsburgh School of Law; Dean and
Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund
Complex; Public Relations/Marketing Consultant/
Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company
of America; television producer; President, Marj Palmer Assoc.;
Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund
Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers
Products, Inc. (distributor of portable construction heaters); President,
Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1982	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1982

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.;
Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated
Investors, Inc. and Director and Chief Executive Officer, Federated
Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President,
Federated Investment Counseling, Federated Global Investment Management
Corp., Federated Investment Management Company and Passport
Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management
Services Division; Senior Vice President, Federated Investment Management
Company and Passport Research, Ltd.; Senior Managing Director and Portfolio
Manager, Prudential Investments.

Kevin R. McCloskey Birth Date: May 12, 1966 VICE PRESIDENT Began serving: November 2002

Kevin R. McCloskey has been the Fund's Portfolio Manager since
October 1999. He is Vice President of the Fund. Mr. McCloskey joined
Federated in in 1999 as a Portfolio Manager and is a Vice President of the
Fund's Adviser. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation.
Mr. McCloskey is a Chartered Financial Analyst. He received his M.B.A.
from the University of Dayton.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual Funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

[Logo of Federated Investors]

Federated Stock Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313900102

29457 (12/03)

Federated is a registered mark of Federated Investors, Inc.
2003 ©Federated Investors, Inc.

Item 2.     Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies
- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal
Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for
Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas
P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            Not Applicable

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     [Reserved]

Item 9.     Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within
90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Stock Trust

By          /S/ Richard J. Thomas, Principal Financial Officer
                            (insert name and title)

Date        December 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer

Date        December 29, 2003

By          /S/ Richard J. Thomas, Principal Financial Officer

Date        December 26, 2003